                  COMMON STOCK AND WARRANT PURCHASE AGREEMENT

          This Common Stock and Warrant Purchase Agreement (the "Agreement") is
                                                                 ---------
entered into as of July 6 2001, by and among TeleHubLink Corporation, a Delaware corporation (the "Company"), and RNH Holding Ltd. ("Purchaser"), a corporation
                  -------                            ---------
organized under the laws of the Province of Ontario.

          The parties hereto hereby agree as follows:

          1.  Authorization of Securities.  The Company has authorized (a) the
              ---------------------------
issuance and sale of an aggregate of 14,117,647 shares of its common stock, par value $0.01 per share (the "Common Stock"), to the Purchaser at a price of U.S.
                            ------------
$0.85 per share and (b) the issuance to the Purchaser, for no additional consideration, of warrants to purchase up to 3,846,154 shares of Common Stock, at an exercise price of $1.30 per share (subject to adjustment) for a period of eighteen months following the Closing Date (as hereinafter defined) (the "Warrants"), in the form attached hereto as Annex B. The Common Stock, the
---------                                   -------
Warrants and the Common Stock issuable upon exercise of the Warrants are sometimes referred to collectively herein as the "Securities."
                                                  ----------

          2.  Sale and Purchase of Common Stock and Warrants.  Upon the terms
              ----------------------------------------------
and subject to the conditions herein contained, the Company agrees to sell to the Purchaser, and the Purchaser agree to purchase from the Company, at the Closing (as hereinafter defined) on the Closing Date, 14,117,647 shares of Common Stock and Warrants to purchase up to 3,846,154 shares of Common Stock in the denominations set forth on Annex A, for an aggregate price of Twelve Million
                               -------
Dollars (U.S. $12,000,000) (the "Purchase Price").
                                 --------------

          3.  Closing.  The closing (the "Closing") of the sale to and purchase
              -------                     -------
by the Purchaser of the Common Stock and Warrants in consideration of the Purchase Price shall occur at the offices of Blank Rome Tenzer Greenblatt LLP in New York, New York on the date hereof, or at such different day as the Purchaser and the Company shall agree (the "Closing Date"). At the Closing, the Company
                                  ------------
will deliver to Purchaser a stock certificate evidencing the number of shares of Common Stock, and a warrant certificate evidencing the number of Warrants, set forth opposite Purchaser's name on Annex A hereto, which shall be registered in
                                   -------
Purchaser's name as stated on the signature page hereto, against delivery to the Company of payment by wire transfer of an amount equal to the amount set forth opposite Purchaser's name on Annex A.
                             -------

          4.  Register of Securities; Restrictions on Transfer of Securities.
              --------------------------------------------------------------

              4.1 Register of Securities. The Company or its duly appointed
                  ----------------------
agent shall maintain, or cause its agent to maintain, a separate register for the shares of Common Stock and Warrants, in which it shall register the issue and sale of all such Securities. All transfers of Common Stock or Warrants shall be recorded on the register maintained by the Company or its agent, and the Company shall be entitled to regard the registered holder of such Securities as the actual holder of the Securities so registered until the Company or its agent is required to record a transfer of such Securities on its register. Subject to
Section 4.2(c) hereof, the Company or its agent shall be required to record any
--------------
such transfer when it receives the Security to be transferred, duly and properly endorsed by the registered holder thereof or by its attorney-in-fact duly authorized in writing.

          4.2  Securities Act Restrictions on Transfer.
               ---------------------------------------

               (a) Purchaser understands and agrees that the Securities it will be acquiring have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that accordingly such Securities will not be
      --------------
transferable except as permitted under various exemptions contained in the Securities Act and any applicable state securities laws, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act and applicable state securities laws. Purchaser acknowledges that it must bear the economic risk of its investment in the Common Stock, the Warrants and the Common Stock issuable upon exercise of the Warrants for an indefinite period of time (subject, however, to the Company's obligation to effect the registration under the Securities Act of the Common Stock purchased pursuant hereto and issuable upon exercise of the Warrants in accordance with the Registration Agreement) because such stock has not been registered under the Securities Act and therefore cannot be sold, unless such stock is subsequently registered or an exemption from registration is available.

               (b) Purchaser hereby represents and warrants to the Company that
(i) it is acquiring the Common Stock and Warrants it has agreed to acquire hereunder for investment purposes, for its own account, and not with the view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act, (ii) it is an "accredited investor" as that term is defined in Rule 501 under the Securities Act, (iii) it has the power and authority under Applicable Law and its organizational documents, and has taken all necessary corporate or similar action to authorize it, to enter into this Agreement and to acquire the Securities, (iv) its execution and performance of this Agreement will not conflict with, result in a breach of or a violation under any material agreement to which it is a party, and (v) it has reviewed the Company's reports, statements and other filings filed with the Securities and Exchange Commission (the "Commission"), including without limitation, the
                          ----------
Company's Annual Report on Form 10-KSB for the fiscal year ended January 27, 2001 as filed with the Commission on April 30, 2001, the Company's Registration Statement on Form SB-2 as filed with the Commission on January 25, 2001 (as supplemented from time to time), the Company's Consent Solicitation Statement as filed with the Commission on May 17, 2001, and the Company's Quarterly Report on Form 10-QSB for the quarter ended April 28, 2001, and has had the opportunity to ask questions and receive answers from representatives of the Company concerning the business and financial condition of the Company and all of such questions have been answered to the satisfaction of Purchaser.

               (c) Purchaser hereby agrees with the Company as follows:

                   (i) The certificates evidencing the Common Stock it has agreed to purchase and each certificate issued in transfer thereof, and each certificate evidencing the Common Stock issued upon exercise of the Warrants, will bear the following legend:

     "The securities evidenced by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws. The securities may not be sold or transferred in the absence of such registration or unless the request for transfer is accompanied by an opinion of counsel, reasonably satisfactory to the Company, stating that such transfer is exempt therefrom under such Act and under any applicable state securities laws."

                   (ii) The certificates representing such Common Stock and each certificate issued in transfer thereof, and each certificate evidencing the Common Stock issued upon exercise of the Warrants, will also bear any legend required under any applicable state securities laws.

                   (iii) Absent an effective registration statement under the Securities Act covering the disposition of the Securities, Purchaser will not sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of such securities except in compliance with the Securities Act and the registration or qualification requirements of any applicable state Securities laws or any exemption therefrom.

                   (iv) The Company shall make a notation on its records and may give instructions to any transfer agent of the Common Stock in order to implement the restrictions on transfer set forth in this subsection (c).

     5.   Representations and Warranties by the Company.  In order to induce the
          ---------------------------------------------
Purchaser to enter into this Agreement and to purchase the Common Stock and Warrants, the Company hereby covenants with, and represents and warrants to, Purchaser as follows:

          5.1  Organization; Power; Qualification.
               ----------------------------------

               (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own or lease and operate its properties and to carry on its business as it is now being and hereafter proposed to be conducted. The Company is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its businesses requires such qualification or authorization, except for such jurisdictions where the failure to so qualify or be authorized would not be reasonably likely to have a Materially Adverse Effect. Annex 5.1
                                                              ---------
correctly sets forth and identifies the number of authorized shares of each class and series of capital stock of the Company, the par value per share, and the number of issued and outstanding shares of each such class and series on the date hereof, after giving effect to the transactions contemplated hereby. Except as described on Annex 5.1 attached hereto, the Company does not have outstanding
                ---------
any stock or securities convertible into or exchangeable for any shares of its Common Stock, nor are there any preemptive or similar rights to subscribe for or to purchase, or any other rights to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments, or claims of any character relating to, any Common Stock or any stock or securities convertible into or exchangeable for any Common Stock. Except as set forth on Annex 5.1, the Company is not
                                             ---------
subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its Common Stock or to register any shares of its Common Stock, and there are no agreements restricting the transfer of any shares of the Company's Common Stock. Except as set forth on Annex 5.1, the Company has no
                                                   ---------
authorized classes of preferred stock and there are no shares of preferred stock outstanding.

               (b) The Common Stock to be issued pursuant hereto has been duly authorized and, when issued and paid for pursuant to the terms of this Agreement, will be validly issued, fully paid and nonassessable and will be free and clear of all Liens and restrictions, other than Liens that might have been created by the Purchaser and restrictions on transfer imposed by Section 4.2
                                                                 -----------
hereof and the Common Stock issuable upon exercise of the Warrants has been duly authorized and reserved for issuance upon exercise of the Warrants and, when issued, will be duly authorized, validly issued, fully paid and nonassessable Common Stock, free and clear of all Liens and restrictions, other than Liens that might have been created by the Purchaser and restrictions imposed by
Section 4.2 hereof.

          5.2  Authorization.  The Company has the corporate power and has taken
               -------------
all necessary corporate action to authorize it to issue the Common Stock and to execute, deliver and perform this Agreement, the Registration Agreement, the Stockholders' Agreement and the Warrants in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by the Company and is, along with the Registration Agreement, the Stockholders' Agreement and the Warrants, a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, or other laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether such enforceability is considered in an action, suit or proceeding in equity or at law).

          5.3  Subsidiaries. The Subsidiaries of the Company are listed on Annex
               ------------                                                -----
5.3. Each such Subsidiary is a corporation duly organized, validly existing and
---
in good standing under the laws of the jurisdiction of its incorporation. Each such Subsidiary has the corporate power and authority to own or lease and operate its properties and to carry on its business as it is now being and hereafter proposed to be conducted. Each Subsidiary is duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization. The Company owns all of the outstanding capital stock of each Subsidiary, except as set forth on Annex 5.3.
                                                 ---------

          5.4  Compliance with Other Documents and Contemplated Transactions.
               -------------------------------------------------------------
The execution, delivery and performance by the Company of this Agreement, the Warrants, the Registration Agreement and the Stockholders' Agreement, each in accordance with their respective terms, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent, approval, authorization, permit or license which has not already been obtained from, or require the Company to effect any filing or registration which has not already been effected with, any federal, state or local regulatory authority,
(ii) violate any Applicable Law with respect to the Company, except any such violation which would not be reasonably likely to have a Materially Adverse Effect, (iii) conflict with, result in a breach of, or constitute a default under (a) the certificate of incorporation or the bylaws of the Company or (b) any indenture, agreement, credit facility or other instrument to which the Company or any Subsidiary of the Company is a party or by which any such company or its properties may be bound or (iv) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by the Company or any of its Subsidiaries.

          5.5  Compliance with Law.  Except as set forth in Annex 5.5 hereto,
               -------------------                          ---------
the Company is in substantial compliance with all Applicable Laws, except any non-compliance which would not be reasonably likely to have a Materially Adverse Effect.

          5.6  Title to Properties. Except as set forth on Annex 5.6, the
               -------------------                         ---------
Company has good and marketable title to, or a valid leasehold interest in, all of its assets. None of such assets is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, no financing statement under the Uniform Commercial Code and no other filing which names the Company as debtor or which covers or purports to cover any of the Company's assets is on file in any state or other jurisdiction, and the Company has not signed any such financing statement or filing (except as described above) or any security agreement that has not been terminated, authorizing any secured party thereunder to file any such financing statement or filing.

          5.7  Litigation.  Except as described on Annex 5.7 attached hereto,
               ----------                          ---------
there is no action, suit or proceeding pending or, to the best of the Company's knowledge, threatened against or in any other manner relating directly and adversely to the Company or any of its properties in any court or before any arbitrator of any kind or before or by any governmental body and no such action, suit, proceeding or investigation (i) calls into question the validity of this Agreement, or (ii) if determined adversely to the Company, would be reasonably likely to have a Materially Adverse Effect.

          5.8  Taxes.  All federal, state and other tax returns of the Company
               -----
and its Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, assessments and other governmental charges or levies upon the Company and any of its Subsidiaries and any of their properties, income, profits and assets, which are due and payable, have been paid, except any such taxes, assessments or other governmental charges or levies (i) the payment of which is being contested in good faith by appropriate proceedings,
(ii) for which adequate reserves have been provided on the books of the Company and (iii) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of the Company in respect of taxes are, in the judgment of the Company, adequate.

          5.9  Financial Statements.  The Company has furnished or made
               --------------------
available to Purchaser its consolidated audited balance sheet and statements of operations and cash flows for the fiscal year ended January 27, 2001 and its unaudited consolidated balance sheet and statements of operations and cash flows for the thirteen weeks ended April 28, 2001 (collectively, the "Financials"),
                                                                ----------
which as of the date hereof are complete and correct in all respects and present fairly in accordance with generally accepted accounting principles the Company's financial position on and as at such dates and the results of operations for the periods then ended, subject in the case of the unaudited financial statements to normal year-end adjustments. There are no liabilities, contingent or otherwise, of the Company which are not disclosed in such Financials.

          5.10 No Adverse Change.  Since January 27, 2001, there has occurred no
               -----------------
event which is reasonably likely to have a Materially Adverse Effect.

          5.11 ERISA.  The Company and each ERISA Affiliate and each of their
               -----
respective Plans are in substantial compliance with ERISA and the Internal Revenue Code, and neither the Company nor any of its ERISA Affiliates has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Internal Revenue Code. The Company has not incurred any material liability to the Pension Benefit Guaranty Corporation or any successor thereto in connection with any such Plan. The assets of each such Plan which is subject to Title IV of ERISA are sufficient to provide the benefits under such Plan for which the Pension Benefit Guaranty Corporation or any successor thereto would guarantee payment if such Plan were terminated, and such assets are also sufficient to provide all other benefits due under the Plan prior to and upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or any party in interest, fiduciary, trustee or administrator thereof, has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) which would subject such Plan or any other Plan of the Company, or any of its ERISA Affiliates, any trust created thereunder, or any party in interest, fiduciary, trustee or administrator thereof, or any party dealing with any such Plan or any such trust to the tax or penalty on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Internal Revenue Code. Neither the Company nor any of its ERISA Affiliates is a participant in or obliged to make any payment to a Multiemployer Plan.

          5.12 Absence of Defaults, Etc. Except as set forth in Annex 5.12, the
               ------------------------                         ----------
Company is in compliance with all the provisions of its Certificate of Incorporation and Bylaws, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute a default or breach by the Company under any indenture, agreement, credit facility or other instrument (collectively, the "Company Agreements") or
                                                        ------------------
under any judgment, decree or order to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their properties may be bound or affected, except any such default or breach which would not be reasonably likely to have a Materially Adverse Effect. All Company Agreements are in full force and effect, and the Company has no knowledge that any party to any Company Agreement is seeking or presently intends to seek to (i) terminate, amend or modify such Company Agreement or (ii) upon expiration of such Company Agreement, not renew such Company Agreement on terms substantially similar to those currently contained in such Company Agreement.

          5.13 Intellectual Property Rights, Etc.
               ---------------------------------

               (a) The Company owns or possesses sufficient legal rights to all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses, know-how, concepts, computer programs and software, technical data, proprietary rights, proprietary processes and other information necessary for its business as previously conducted, as now conducted and as currently proposed to be conducted by the Company (each such item, the "Company Intellectual Property") without any conflict with or infringement of
 -----------------------------
the rights of others.  Annex 5.13 contains a complete list of all issued
                       ----------
patents, service marks,
trademarks and registered copyrights of the Company, any pending applications therefor and registrations, renewals, extensions and the like thereof and all other patentable Company Intellectual Property as to which the Company intends to file applications describing where the Company is currently in the application process. Except for proprietary information agreements with its employees and consultants, and licenses or agreements entered into in the ordinary course of the Company's business, consistent with past practices, there are no outstanding options, licenses, or agreements of any kind relating to any of the Company Intellectual Property, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, licenses, know-how, concepts, computer programs, technical data, proprietary rights, proprietary processes and information of any other person or entity. No person or entity has the right to purchase any of the Company Intellectual Property owned by the Company. Each of the federal, state and other governmental registrations with any country pertaining to the Company Intellectual Property is valid and in full force and effect. No claims are pending against the Company by any person with respect to the use of any Company Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement relating to the same. To the best of the Company's knowledge, none of its employees, agents or contractors is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or is subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company, or that would conflict with the Company's business as it is currently proposed to be conducted. To the best of the Company's knowledge, neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as currently proposed will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees is now obligated. The Company has no plan to, and does not believe it is or will be necessary to utilize, any inventions of any of its employees (or individuals it currently intends to hire) made prior to their employment by the Company that would infringe the rights of others. Annex 5.13 sets forth a list of all jurisdictions in which the Company
        ----------
is operating under a trade name, and each jurisdiction in which any such trade name is registered. No patent listed on Annex 5.13 has been or is now involved
                                        ----------
in any interference, reissue, reexamination or opposition proceeding, nor is the Company aware of any potentially interfering patent or patent application of any third party. No person or entity is presently selling or marketing a product which is covered by such patents, and such patents have not been challenged or threatened in any way. None of the current or former employees of the Company are named as an inventor on any pending patent application. All patents listed on Annex 5.13 are currently in compliance with formal legal requirements
   ----------
(including payment of filing, examination and maintenance fees and proofs of working or use), and, there is nothing which would render such patents invalid or unenforceable, and they are not subject to any maintenance fees or taxes or actions falling due within ninety days after the date of Closing. To the best knowledge of the Company, the Company Intellectual Property does not infringe any rights of any third party, including without limitation, any rights under the laws of patent, trademark, copyright, trade secret, or any personal, moral, privacy, publicity, contract or other property rights. To the best knowledge of the Company, the Company Intellectual Property has not been and is not currently being infringed by any third party.

               (b) The Custom Sales Agreement dated December 6, 2000 between the Company and International Business Machines Corporation is a valid and binding obligation of the parties thereto, and is in full force and effect; a true copy thereof has been heretofore made available to the Purchaser.

               (c) The materials created by the Company, its consultants and its contractors and displayed on http://www.telehublink.com or any other web site operated and managed by the Company (collectively, the "Web Site"), are not
                                                        --------
obscene, libelous or defamatory and do not violate any applicable laws. The Web Site does not solicit, request or collect any data that would adversely affect the privacy of any user of the Web Site.

          5.14 Environmental Matters.  Except as is described on Annex 5.14
               ---------------------                             ----------
attached hereto:

                         (i)   The Property does not contain, in, on or under,
including, without limitation, the soil and groundwater thereunder, any Hazardous Materials in violation of Environmental Laws or in amounts that could give rise to material liability under Environmental Laws.

                         (ii)  The Company is in substantial compliance with all
applicable Environmental Laws, and there is no condition which could interfere with the continued operation of any of the Properties in substantial compliance with Environmental Laws, or impair the financial condition of Company.

                         (iii) The Company has not received from any
governmental authority or any other Person any complaint, notice of violation, alleged violation, investigation or advisory action or notice of potential liability regarding matters of environmental protection or permit compliance under applicable Environmental Laws with regard to the Properties, nor is the Company aware that any governmental authority is contemplating delivering to the Company any such notice. There has been no pending or, to the Company's knowledge, threatened complaint, notice of violation, alleged violation, investigation or notice of potential liability under Environmental Laws with regard to any of the Properties.

                         (iv)  Hazardous Materials have not been generated,
treated, stored, disposed of, at, on or under any of the Property, except in substantial compliance with all Environmental Laws, or in a manner that could give rise to material liability under Environmental Laws nor have any Hazardous Materials been transported or disposed of from any of the Properties to any other location, except in substantial compliance with all Environmental Laws, nor in a manner that could reasonably be anticipated to give rise to material liability under Environmental Laws.

                         (v)   The Company is not a party to any governmental,
administrative actions or judicial proceedings pending under any Environmental Law with respect to any of the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties.

                  (vi) There has been no release or threat of release of Hazardous Materials into the environment at or from any of the Properties, or arising from or relating to the operations of the Company, in violation of Environmental Laws or in amounts that could give rise to material liability under Environmental Laws.

          5.15 Investment Company Act; Public Utility Holding Company Act. The
               ----------------------------------------------------------
Company (i) is not an "investment company" or a company "controlled by an investment company" and (ii) is not required to register, in each case, under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into nor performance by the Company of this Agreement violates any provision of such Act or requires under such Act any consent, approval or authorization of, or registration with, the Commission or any other governmental or public body or authority pursuant to any provisions of such Act. The Company is not a "public utility holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          5.16 Payment of Wages. The Company is in compliance in all material
               ----------------
respects with the Fair Labor Standards Act, as amended, and the Company has in all material respects paid all minimum and overtime wages required by law to be paid to its employees.

          5.17 Securities Laws. The Company and, to the best of the Company's
               ---------------
knowledge, any underwriters, sales agents, representatives or brokers representing or acting, or who have in the past represented or acted, on behalf of the Company have complied with all material federal and state securities laws in connection with the offer and sale of securities in the Company, including the Common Stock and Warrants to be issued and sold pursuant to this Agreement. The offer, sale and issuance of the Common Stock and Warrants are, the issuance of the shares of Common Stock in connection with the exercise of the Warrants will be, and any previous private placement of securities effected by the Company was, exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or other jurisdiction, and neither the Company nor anyone on its behalf will take any action hereafter that would or would likely cause the loss of such exemption.

          5.18 Agreements with Affiliates and Management Agreements. Except as
               ----------------------------------------------------
set forth on Annex 5.18 attached hereto, the Company does not have (i) any
             ----------
material agreements or binding arrangements of any kind with any Affiliates, or
(ii) any management or consulting agreements of any kind with any third party.

          5.19 Insurance.  The Company maintains insurance insuring it and its
               ---------
properties and business against such losses and risks, and in such amounts, as are customary in the case of corporations of established reputation engaged in the same or similar businesses similarly situated.

          5.20 Use of  Proceeds.  The Company intends to apply the proceeds from
               ----------------
the sale of the Common Stock contemplated hereby to repay indebtedness of the Company to CFE, Inc. under the Note (in an amount of $1,800,000 in cash, with the balance of the Note to be converted into an aggregate of 675,000 shares of Common Stock), fund research and development and marketing for wireless encryption, patent work, and working capital needs as the Company, in its sole discretion, determines are in the best interests of the Company.

          5.21 Disclosure; SEC Filings. There is no fact which the Company has
               -----------------------
not disclosed to the Purchaser in writing which has or would be reasonably likely to have a Materially Adverse Effect. The information contained in this Agreement, the Financials and in any writing furnished pursuant hereto or in connection herewith, does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or herein or necessary to make the statements therein or herein not misleading. Additionally, the Company has made available to Purchaser true and complete copies of each registration statement, report and proxy or information statement, including, without limitation, any annual reports to stockholders incorporated by reference in any of such reports, in form (including exhibits and any amendments thereto) required to be filed with the Commission since December 31, 1997 (collectively, the "Company SEC Reports") and Purchaser acknowledges it has access thereto on the Commission's EDGAR database. As of the respective dates the Company SEC Reports were filed, or, if any such Company SEC Report was amended, as of the date such amendment was filed, each of the Company SEC Reports (i) complied in all respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and (ii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, misleading. Each of the audited financial statements and unaudited interim financial statements of the Company (including any related notes and schedules) included (or incorporated by reference) in its Annual Reports on Form 10-KSB for each of the last two fiscal years and its Quarterly Reports on Form 10-QSB for all interim periods subsequent thereto fairly present, in conformity with generally accepted accounting principles, the financial position of the Company as of its date and the results of operations and changes in financial position for the period then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

          5.22 Employees. The Company has no collective bargaining agreement
               ---------
with any of its employees. There is no labor union organizing activity pending or, to the best knowledge of the Company, threatened with respect to the Company. Except as set forth on Annex 5.22, no employee has any agreement or
                                -----------
contract, written or verbal regarding such employee's employment. Except as set forth on Annex 5.22, th Company is not a party to or bound by any currently
         ----------
effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. To the best knowledge of the Company, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company; and to the best knowledge of the Company, the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. Except as set forth in An 5.22, no employee of the Company has been granted the right to any material compensation following termination of employment with the Company. The Company is not aware that any of its officers or employees who own shares of the Company (the "Key Employees") or any other officer or
                                    -------------
other key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, Key Employee or other key employees or group of key employees. Each employee, officer, contractor and consultant of the Company whose employment function or engagement terms include the creation, development, programming, design, invention or discovery of intellectual property is required to sign an Employment, Confidential Information and Invention Assignment Agreement substantially in the form attached hereto as
Exhibit 5.22.
------------

     6.   Conditions Precedent to Purchaser's Obligations at the Closing.  The
          --------------------------------------------------------------
obligation of Purchaser to execute and consummate this Agreement is subject to the prior fulfillment of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company under this Agreement shall be true and correct as of the date hereof and the Closing Date.

          6.2  No Material Adverse Change.  Since April 28, 2001, there shall
               --------------------------
not have occurred (except as is disclosed in the Company SEC Reports) (i) a change in the financial condition, business, assets or prospects of the Company or any of its Subsidiaries that constitutes a Materially Adverse Effect with respect to the Company and its Subsidiaries taken as a whole, (ii) any substantive change in local, state or federal governmental regulations affecting the business of the Company or any of its Subsidiaries or the business proposed to be conducted by the Company or any of its Subsidiaries that would be reasonably likely to have a Materially Adverse Effect, (iii) any material adverse change in the Company's industry generally or (iv) any threatened, instituted or pending action, proceeding, application or counterclaim by or before any governmental, regulatory or administrative agency or authority, domestic or foreign, which seeks to restrain or prohibit the transactions contemplated by this Agreement or seeks damages in connection therewith or resulting therefrom, seeks to impose any limitations on the ability of the Purchaser effectively to acquire or to hold or to exercise full rights of ownership of the Securities, including, without limitation, the right to vote the Securities in accordance with their terms or would otherwise be reasonably likely to have a Materially Adverse Effect on the Company.

          6.3  Qualification Under State Securities Laws.  All material
               -----------------------------------------
registrations, qualifications, permits and approvals required under applicable state securities laws necessary for the lawful execution, delivery and performance of this Agreement, including without limitation all such registrations, qualifications, permits and approvals required prior to the sale of the Securities shall have been obtained.

          6.4  Delivery of Documents.  Purchaser shall have received the
               ---------------------
following:

               (a) this Agreement duly executed by the Company;

               (b) the Registration Agreement and the Stockholders' Agreement duly executed by all parties thereto, other than the Purchaser;

          (c) certificates representing the shares of Common Stock and certificates representing Warrants to be acquired hereunder;

          (d) copies of resolutions of the Board of Directors of the Company, certified by an Authorized Signatory of the Company, authorizing and approving the execution, delivery and performance of this Agreement, and all other documents and instruments to be delivered by the Company pursuant hereto and thereto; establishing the authorized size of the Board of Directors of the Company after the Closing at six (6) members; accepting the resignations of David B. Cornstein and Carl M. Youngman as members of the Board of Directors effective as of the Closing; appointing Peter Oberwasserlechner and Oswin Tong to the Board of Directors, effective as of the Closing, to fill two vacancies created by the above-referenced actions; and the calling of a meeting of Shareholders as required by Section 7.1 hereof;

          (e) a copy of the Bylaws of the Company certified by an Authorized Signatory of the Company;

          (f) a true and complete copy of each and any agreements or arrangements of any kind among the shareholders of the Company, or otherwise with respect to the ownership of the Company;

          (g) good standing certificates for the Company, issued by the Secretary of State of each state in which each such corporation is incorporated or qualified to do business as a foreign corporation;

          (h) a favorable opinion of Blank Rome Tenzer Greenblatt LLP, counsel for the Company, dated the Closing Date substantially in the form of Annex 6.4
                                                                     ---------
(h) attached hereto;
---

          (i) a certificate representing the shares of Common Stock and a certificate representing the Warrants to be purchased by the Purchaser;

          (j) a certificate of incumbency with respect to each Authorized Signatory;

          (k) copies of releases of liens under the Note, the Security Agreement and Trademark Security Agreement in form reasonably satisfactory to the Purchaser;

          (l) copies of waivers of anti-dilution rights by securityholders in form reasonably satisfactory to the Purchaser;

          (m)  irrevocable proxies, in the form of Exhibit B to the
                                                   ---------
Stockholders' Agreement, executed in favor of the Purchaser by each of the persons named in Exhibit A to the Stockholders' Agreement.
                 ---------

          (n) copies of the Current Report on Form 8-K by the Company, to be filed with the Commission following the Closing, in form reasonably satisfactory to the Purchaser;

               (o)  written resignations of each of David B. Cornstein and Carl
M. Youngman as members of the Board of Directors of the Company; and

               (p) such additional certificates, supporting documentation and other information with respect to the transactions contemplated hereby as the Purchaser or its special counsel, Dorsey & Whitney LLP, may reasonably request.

     7.   Certain Covenants.
          -----------------

          7.1  Shareholder Meeting.  Within thirty (30) days of the Closing, the
               -------------------
Company shall mail to each Holder of Common Stock, a notice of shareholders' meeting (the "Notice of Shareholders' Meeting") announcing that a meeting of the
              -------------------------------
shareholders of the Company will take place on a date not more than 120 days from the Closing Date for the purpose of electing Directors of the Company. The Company shall use its best efforts to cause said Shareholders' Meeting to take place not more than 120 days from the Closing Date.

          7.2  Directors' and Officers' Liability Insurance; Other Insurance.
               -------------------------------------------------------------
The Company shall maintain in full force and effect, directors' and officers' liability insurance and such other policies of insurance as may be approved from time to time by the Board of Directors of the Company, issued by insurers of recognized responsibility, with such coverage and in such amounts as are customary in the case of companies of established reputation engaged in the same or similar business and similarly situated.

          7.3  Preemptive Rights.
               -----------------

               (a) Purchaser shall have a right of first refusal to purchase its pro rata share of all Equity Securities that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 7.3(d) hereof. Purchaser's pro rata share is equal to the ratio of (A) the number of shares of the Common Stock held by Purchaser or issuable upon exercise of the Warrants immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Company's issued and outstanding Common Stock immediately prior to the issuance of the Equity Securities or issuable upon exercise of the Warrants.

               (b) If the Company proposes to issue any Equity Securities, it shall give Purchaser written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Purchaser shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to Purchaser if it would cause the Company to be in violation of applicable federal and/or state securities laws by virtue of such offer or sale.

               (c) The preemptive rights established by this Section 7.3 shall terminate on July 6, 2004.

          (d) The preemptive rights established by this Section 7.3 shall have no application to the issuance of any of the following Equity Securities:

               (i) shares of Common Stock issued or to be issued to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans that are approved by the Board of Directors ;

               (ii) Equity Securities issued pursuant to any option or warrant outstanding as of the date of this Agreement;

               (iii) Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition of all or substantially all of the equity or assets of an unrelated entity or similar business combination;

               (iv) shares of Common Stock of the Company issued in connection with any stock split, stock dividend or recapitalization by the Company; or

               (v) Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution.

  8.  Indemnification.
      ---------------

      8.1 Company Indemnification. The Company covenants and agrees to defend, indemnify and save and hold harmless Purchaser, together with its officers, directors, partners, employees, trustees, attorneys and representatives and each person who controls Purchaser within the meaning of the Securities Act or the Exchange Act, from and against any and all losses, costs, expenses, liabilities, claims or legal damages (including, without limitation, reasonable fees and disbursements of counsel and accountants and other costs and expenses incident to any actual or threatened claim, suit, action or proceeding, whether incurred in connection with a claim against the Company or a third party claim) (collectively, "Losses") arising out of or resulting from: (i) any inaccuracy in
                ------
or breach of any representation, warranty, covenant or agreement made by the Company in this Agreement or the Stockholders' Agreement or in any certificate or other writing delivered pursuant to this Agreement or the S Stockholders' Agreement at any Closing; (ii) the failure of the Company to perform or observe fully any covenant, agreement or provision to be performed or observed by it pursuant to this Agreement or the Stockholders' Agreement ; (iii) any legal, administrative or other proceedings brought by a third party arising out of the transactions contemplated by this Agreement or the Stockholders' Agreement; or
(iv) any actual or threatened claim, suit, action or proceeding arising out of or resulting from the conduct by the Company of its business or operations, or the Company's occupancy or use of its properties or assets; provided, however,
                                                            --------  -------
that Purchaser shall not be indemnified by the Company pursuant to this section for any Losses resulting directly from the gross negligence or willful misconduct of such Purchaser or any of its respective officers, directors, employees, or any person who controls Purchaser within the meaning of the Securities Act or the Exchange Act; provided, further, that, if and to the
                                    --------  -------
extent that any indemnification is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws.

          8.2  Procedure. Each party entitled to be indemnified pursuant to
               ---------
Section 8.1 (each, an "Indemnified Party") shall notify the Company in writing
-----------            -----------------
of any action against such Indemnified Party in respect of which the Company is or may be obligated to provide indemnification on account of Section 8.1,
                                                             -----------
promptly after the receipt of notice of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which the Company may have to such Indemnified Party except to the extent the Company shall have been materially prejudiced by the omission of such Indemnified Party so to notify the Company, pursuant to this Section 8.2. In case any such action shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that the Company may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Company to such Indemnified Party of its election so to assume the defense thereof, the Company will not be liable to such Indemnified Party under Section
                                                                        -------
8.1 for any legal or other expense subsequently incurred by such Indemnified
---
Party in connection with the defense thereof nor for any settlement thereof entered into without the consent of the Company; provided, however, that (i) if
                                                 --------  -------
the Company shall elect not to assume the defense of such claim or action or
(ii) if the Indemnified Party reasonably determines (x) that there may be a conflict between the positions of the Company and of the Indemnified Party in defending such claim or action or (y) that there may be legal defenses available to such Indemnified Party different from or in addition to those available to the Company, then separate counsel for the Indemnified Party shall be entitled to participate in and conduct the defense, in the case of (i) and (ii)(x), or such different defenses, in the case of (ii)(y), and the Company shall be liable for any reasonable legal or other expenses incurred by the Indemnified Party in connection with the defense.

          8.3  Indemnification Non-Exclusive.  The foregoing indemnification
               -----------------------------
provisions are in addition to, and not in derogation of, any statutory, equitable or common-law remedy any party may have for breach of representation, warranty, covenant or agreement.

     9.   Definitions.  Unless the context otherwise requires, the terms defined
          -----------
in this Section 9 shall have the meanings herein specified for all purposes of
        ---------
this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

          "Affiliate" shall mean any Person which directly or indirectly
           ---------
controls, is controlled by, or is under common control with, the indicated Person. For purposes of this definition "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than fifty percent (50%) of the voting securities or voting equity or partnership interests of such Person, or the power to direct or cause the direction of the management or policies of such Person, whether by contract or otherwise.

          "Agreement" shall mean this Agreement.
           ---------

          "Applicable Law" shall mean all provisions of constitutions, statutes,
           --------------
rules, regulations, and orders of governmental bodies or regulatory agencies applicable to the Company.

          "Authorized Signatory" shall mean such senior personnel of the Company
           --------------------
as may be duly authorized and designated in writing by the Company to execute documents, agreements and instruments on behalf of the Company.

          "Commission" shall have the meaning assigned to it in Section 4.2
           ----------                                           -----------
hereof.

          "Company Agreements" shall have the meaning assigned to it in Section
           ------------------                                           -------
5.12 hereof.
----

          "Company SEC Reports" shall have the meaning assigned to it in Section
           -------------------                                           -------
5.21 hereof.
----

          "Company Intellectual Property" shall have the meaning assigned to it
           -----------------------------
in Section 5.13 hereof.
   ------------

          "Default" shall mean (i) a default or failure in the due observance or
           -------
performance of any covenant, condition or agreement on the part of the Company or any of its Subsidiaries to be observed or performed under the terms of this Agreement or the Registration Agreement, if such default or failure in performance shall remain unremedied for ten (10) days, or (ii) a default under any senior credit facility of the Company.

          "Environmental Laws" shall mean any and all federal, state, local or
           ------------------
municipal laws, rules, orders, regulations, statutes, ordinances, codes, permit conditions, decrees or requirements of any governmental authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including, without limitation, those relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyals, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances, including, without limitation, any provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. (S) 9601 et seq.)
                                                                       -------
or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. (S) 6901, et seq.).
      -------

          "Equity Securities" shall mean (i) any Common Stock or other security
           -----------------
of the Company (including any instrument convertible into any Common Stock or other security of the Company), (ii) any security carrying any warrant or right to subscribe to or purchase any Common Stock or other security of the Company, or (iii) any such warrant or right.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as in effect on the date hereof and as such Act may be amended thereafter from time to time.

          "ERISA Affiliate" shall mean any Person which is an "Affiliate" of the
           ---------------
Company within the meaning of Section 414 of the Internal Revenue Code and which, together with the Company, is treated as a single employer for purposes of such Section 414.

          "Exchange Act" shall have the meaning assigned to it in Section 5.21
           ------------                                           ------------
hereof.

          "Hazardous Materials"  shall mean all toxic and hazardous substances
           -------------------
and wastes and petroleum products.

          "Holder" of any Security shall mean the record owner of such Security.
           ------

          "Indemnified Party" shall have the meaning assigned to it in Section
           -----------------                                           -------
8.2 hereof.
---

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
           ---------------------
as amended.

          "Lien" shall mean with respect to any Property, any mortgage, lien,
           ----
pledge, charge, security interest or other encumbrance of any kind, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement and any lease deemed to constitute a security interest and any option or other agreement to give any security interest).

          "Losses" shall have the meaning assigned to it in Section 8.1 hereof.
           ------                                           -----------

          "Materially Adverse Effect" shall mean any materially adverse effect
           -------------------------
upon the business operation, assets, liabilities, financial condition, results of operations or business prospects of the Company or any of its Subsidiaries, or upon the ability of the Company to operate its current teleservices business or to develop and market its encryption security technology, or the ability of the Company to perform this Agreement, or to perform under the Registration Agreement, resulting from any act, omission, situation, status, event or undertaking, either singly or taken together; provided, however, that in no
                                              --------  -------
event shall Materially Adverse Effect include the effects of any future general economic conditions or technological changes, including, without limitation, conditions or changes which affect prevailing interest rates.

          "Multiemployer Plan" shall have the meaning set forth in Section
           ------------------
4001(a)(3) of ERISA.

          "Note" shall mean the 15% Convertible Promissory Note, dated March 26,
           ----
2001, in the aggregate principal amount of $2,500,000 payable to CFE, Inc.

          "Notice of Shareholders' Meeting" shall have the meaning assigned to
           -------------------------------
it in Section 7.1 hereof.
      -----------

          "Permitted Liens" shall mean (a) Liens existing on the Closing Date
           ---------------
and disclosed on Annex 5.6 hereto; (b) Liens imposed by governmental authorities
                 ---------
for taxes, assessments or other charges not yet subject to penalty or which are being contested in good faith and by appropriate proceeding, if adequate reserves with respect thereto are maintained on the books of the Company in accordance with generally accepted accounting principles; (c) statutory Liens of carriers, warehousemen, mechanics, materialmen, landlords, repairmen, or other like Liens arising by operation of law in the ordinary course of business; (d) Liens securing the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (e) easements, rights of way, zoning, similar restrictions and other similar encumbrances or title defects which, singularly or in the aggregate, do not in any case materially detract from the value of the property, or materially interfere with the ordinary conduct of the business of the Company and its Subsidiaries; and
(f) pledges or deposits made in the ordinary course of business in connection with workers compensation, unemployment insurance and other types of Social Security legislation.

          "Person" shall include any natural person, corporation, limited
           ------
liability company, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

          "Plan" shall mean an employee benefit plan within the meaning of
           ----
Section 3(3) of ERISA or any other plan maintained for employees of any Person or any ERISA Affiliate of such Person.

          "Property" shall mean any real property or personal property, plant,
           --------
building, facility, structure, underground storage tank or unit, equipment, inventory or other asset, owned, leased or operated by the Company or any Subsidiary of the Company (including, without limitation, any surface water thereon or adjacent thereto, and soil and groundwater thereunder).

          "Purchaser" shall have the meaning assigned to in the first paragraph
           ---------
of this Agreement.

          "Purchaser Affiliate" shall have the meaning assigned to it in Section
           -------------------                                           -------
10.3 hereof.
----

          "Registration Agreement" shall mean the Registration Agreement by and
           ----------------------
between the Company and the Purchaser relating to the registration of the Common Stock sold pursuant hereto, dated as of the date of the Closing.

          "Reportable Event" shall have the meaning set forth in Title IV of
           ----------------
ERISA.

          "Securities Act" shall have the meaning assigned to it in Section 4.2
           --------------                                           -----------
hereof.

          "Security Agreement" shall mean the Security Agreement dated as of
           ------------------
March 26, 2001 by the Company in favor of CFE, Inc.

          "Stockholders' Agreement" shall mean the Stockholders' Agreement by
           -----------------------
and among the Purchaser, the Company and certain other holders of Common Stock of the Company, dated as of the date of the Closing.

          "Subsidiary" shall mean (i) any corporation of which fifty (50%)
           ----------
percent or more of the voting stock, or any partnership of which 50% or more of outstanding partnership interests, is at any time owned by the Company, or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company, and (ii) any other entity which is controlled or capable of being controlled by the Company or by one or more Subsidiaries of the Company or by the Company and one or more Subsidiaries of the Company.

          "Trademark Security Agreement" shall mean the Trademark Security
           ----------------------------
Agreement dated as of March 26, 2001 by the Company in favor of CFE, Inc.

     10.  Miscellaneous.
          -------------

          10.1  Waivers and Amendments.  With the written consent of the Holders
                ----------------------
of 50.1% of the outstanding shares of Common Stock issued pursuant hereto and then held by Purchaser or any Purchaser Affiliate, the obligations of the Company and the rights of the Holders of the Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder of the Holders of the Securities and the Company; provided, however, that no such waiver or supplemental agreement shall
         --------  -------
(a) affect any of the rights of any Holder of a Security created by the Company's Certificate of Incorporation or by the Delaware General Corporation Law without compliance with all applicable provisions of the Certificate of Incorporation or the Delaware General Corporation Law, as the case may be, or
(b) reduce the aforesaid proportion of Common Stock, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of the Purchaser, or any Purchaser Affiliate, then holding shares of Common Stock sold hereunder. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company shall promptly give written notice thereof to the Purchaser and/or any Purchaser Affiliate, as applicable, but failure to give such notice shall not affect the validity of any consent. Neither this Agreement nor any provision hereof, may be amended, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this
Section 10.1. Specifically, but without limiting the generality of the foregoing, the failure of any Holder at any time or times to require performance of any provision hereof or of the Certificate by the Company shall in no manner affect the right of any Holder at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

          10.2  Rights of Holders Inter Se.  Purchaser shall have the absolute
                --------------------------
right to exercise or refrain from exercising any right or rights which Purchaser may have by reason of this Agreement or any Security, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and Purchaser shall not incur any liability to any other Purchaser with respect to exercising or refraining from exercising any such right or rights.

          10.3  Successors and Assigns. The provisions hereof shall inure to the
                ----------------------
benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a Holder of the Common Stock or Warrants purchased hereunder or upon exercise of the Warrants. Notwithstanding anything to the contrary contained herein, Purchaser may assign its rights, benefits, remedies, obligations and liabilities under this Agreement, the Registration Agreement or the Stockholders' Agreement, in whole or in part, to any entity controlled by, controlling or under common control with the Purchaser (each, a "Purchaser
                                                                     ---------
Affiliate") to which Purchaser transfers all or a portion of the Common Stock or
----------
Warrants purchased hereunder or upon exercise of the Warrants. The Company shall not have the right to assign this Agreement without Purchaser's prior written consent. Any purported assignment by either party in violation of this Section
10.3 shall be void.

         10.4  Notices.  All notices, requests, consents and other
               -------
communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail,

               (a) if to the Purchaser, to it at the addresses listed on Annex A
                                                                         -------
attached hereto or at such other address as the Purchaser may specify by written notice to the Company; or

               (b) if to the Company, at the address first above written or at such other address as the Company may specify by written notice to Purchaser,

and each such notice, request, consent and other communication shall for all purposes of this Agreement be treated as being effective or having been given when delivered, if delivered personally, by e-mail or facsimile with confirmation of receipt or by overnight courier or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         10.5  Survival of Representations and Warranties, etc.  All
               ------------------------------------------------
representations and warranties made in, pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement, any investigation at any time made by or on behalf of the Purchaser, and the sale and purchase of the Securities and payment therefor. All statements contained in any certificate, instrument or other writing delivered by or on behalf of the Company pursuant hereto or in connection with or contemplation of the transactions herein contemplated shall constitute representations and warranties by the Company hereunder. Any claim against the Company based upon any inaccuracy in any of the representations or breach of any of the warranties hereunder must be asserted against the Company, either by written notice given to the Company specifying with reasonable particularity the claimed inaccuracy or breach or by institution of an action at law or suit in equity against the Company and the serving of the process and complaint with respect thereto upon the Company, within three (3) years from the Closing Date.

         10.6  Severability.  Should any one or more of the provisions of this
               ------------
Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement, shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         10.7  Parties in Interest. All the terms and provisions of this
               -------------------
Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

          10.8   Headings.  The headings of the Sections and paragraphs of this
                 --------
Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

          10.9   Choice of Law.  It is the intention of the parties that the
                 -------------
internal substantive laws, and not the laws of conflicts, of the State of New York shall govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

          10.10  Counterparts; Facsimile.  This Agreement may be executed in any
                 -----------------------
number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          10.11  Expenses.  Except as set forth in Section 10.12, the Company
                 --------                          -------------
will promptly pay (i) all out-of-pocket expenses of the Purchaser in connection with the preparation, negotiation, execution and delivery of this Agreement, the Registration Agreement, the Stockholders' Agreement and the transactions contemplated hereunder and thereunder, whether or not the transactions contemplated by this Agreement are consummated, including but not limited to the reasonable fees and disbursements of Dorsey & Whitney LLP, counsel for the Purchaser, and (ii) all costs and out-of-pocket expenses of obtaining performance under this Agreement and the other agreements referenced herein or of preparing, negotiating, executing and delivering any amendments of or consent or waiver under this Agreement or the other agreements referenced herein at the Company's request, including but not limited to, reasonable fees and expenses of counsel for the Purchaser.

          10.12  Broker's Fees. Each party hereto represents and warrants that
                 -------------
no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein except Mountbatten Financial Group Ltd., whose fee shall be paid by the Company. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 10.12 being untrue.

          10.13  No Press Releases. All publicity relating to this Agreement,
                 -----------------
and the transactions contemplated hereby or thereby shall be subject to the mutual approval of the parties.

          10.14  Remedies at Law or in Equity. If any Default shall occur or if
                 ----------------------------
any representation or warranty made by or on behalf of the Company in this Agreement or in any certificate, report or other instrument delivered under or pursuant to any term hereof shall be untrue or misleading in any respect as of the date of this Agreement or as of the date it was made, furnished or delivered, the Holder of any Security may proceed to protect and enforce its rights by suit in equity or action at law, whether for the specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement, or to enforce any other legal or equitable right of such Holder of any such Securities, or to take any one or more of such actions. In the event a Holder brings such an action against the Company, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including, without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

          10.15  Cumulative Remedies. None of the rights, powers or remedies
                 -------------------
conferred upon Purchaser shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether now or hereafter available at law, in equity, by statute or otherwise.

          10.16  No Implied Waiver. Except as expressly provided in this
                 -----------------
Agreement, no course of dealing between the Company and the Purchaser and no delay in exercising any such right, power or remedy conferred hereby now or hereafter existing at law, in equity, by statute or otherwise, shall operate as a waiver of, or otherwise prejudice, any such right, power or remedy.

          10.17  Consent to Exclusive Jurisdiction. EACH PARTY HERETO HEREBY
                 ---------------------------------
CONSENTS TO THE EXCLUSIVE JURISDICTION OF A FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK (OR IF THERE SHALL NOT BE FEDERAL JURISDICTION IN SUCH COURT, A STATE COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK) AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE COMMON STOCK OR THE WARRANTS PURCHASED HEREBY SHALL BE TRIED AND LITIGATED ONLY IN SUCH COURT. EACH PARTY HERETO HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT, OR PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT IT IS IMMUNE FROM EXTRATERRITORIAL INJUNCTIVE RELIEF OR OTHER INJUNCTIVE RELIEF, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH ACTION, SUIT, OR PROCEEDING MAY NOT BE BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS, THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT OR MAINTAINED IN ONE OF THE ABOVE-NAMED COURTS SHOULD BE DISMISSED ON THE GROUNDS OF FORUM NON CONVENIENS, SHOULD BE TRANSFERRED TO ANY COURT OTHER THAN ONE OF THE ABOVE-NAMED COURTS, OR THAT THIS AGREEMENT OR THE SUBJECT MATTER HEREOF MAY NOT BE ENFORCED IN OR BY ANY OF THE ABOVE-NAMED COURTS. EACH OF THE PARTIES HERETO HEREBY CONSENTS TO SERVICE OF PROCESS IN ANY SUCH ACTION, SUIT, OR PROCEEDING IN ANY MANNER PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, AGREES THAT SERVICE OF PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT

REQUESTED, TO THE PERSONS AND AT THE ADDRESSES SET FORTH IN SECTION 10.4 ABOVE, IS REASONABLY CALCULATED TO GIVE ACTUAL NOTICE, AND WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT SUCH SERVICE OF PROCESS DOES NOT CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS.

          10.18  Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES ITS
                 --------------------
RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE COMMON STOCK AND WARRANTS PURCHASED HEREBY, OR THE SUBJECT MATTER THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION 10.18 HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS SHALL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO (OR ASSIGNMENTS OF) THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL (WITHOUT A JURY) BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:                           PURCHASER:

TELEHUBLINK CORPORATION            RNH HOLDING LTD.


By:/s/ Bruce Young                 By: /s/  Aleem Khan
   ----------------------------        ------------------------------
   Name:  Bruce Young                  Name:  Aleem Khan
   Title:  President                   Title: Chief Executive Officer


ATTEST:


   /s/ Carl M. Youngman
  -----------------------------
  Secretary

                                    ANNEX A
                                    -------



                                                        # of Shares of
   Purchaser                   Purchase Price            Common Stock              Warrants
   --------                    --------------           --------------             --------
RNH Holding Ltd.               $12,000,000               14,117,647                3,846,154

                                    ANNEX B
                                    -------



THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE REQUEST FOR TRANSFER IS ACCOMPANIED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH TRANSFER IS EXEMPT THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS.



____________, 2001
                                                        No.___________



                              WARRANT TO PURCHASE
                           SHARES OF COMMON STOCK OF
                            TELEHUBLINK CORPORATION



     This certifies that RNH Holding Ltd. and its registered successors and assigns (the "Holder"), for value received, is entitled to purchase from
              ------
TeleHubLink Corporation, a Delaware corporation (the "Company"), having a place
                                                      -------
of business at One Technology Drive, Suite 135, Andover, MA 01810, a maximum of three million eight hundred forty-six thousand one hundred fifty-four (3,846,154) fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value ("Common Stock"), for a price of $1.30 per share (the "Stock
                  ------------                                         -----
Purchase Price") at any time or from time to time up to and including 5:00 p.m.
--------------
(Eastern time) on July __, 2003 [24 months from Closing Date] (the "Expiration
                                                                    ----------
Date"), upon surrender to the Company at its principal office (or at such other
----
location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto as Exhibit A duly
                                                                ---------
filled in and signed and upon payment in cash or by check or pursuant to Section
1.2 hereof of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase

Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

     This Warrant is subject to the following terms and conditions.

     1.   Exercise; Issuance of Certificates; Payment for Shares.

          1.1 General. This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be required by the Holder hereof and shall be registered in the name of such Holder.


          1.2 Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Subscription Form and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:


               X=Y (A-B)
                 -------
                    A

              Where X= the number of Holder shares of Common Stock to be issued to the Holder.

                    y= number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                   A= the fair market value of one share of the Company's Common Stock (at the date of such calculation)

                   B= Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined as follows:

                   (i) If the Common Stock is listed on a securities exchange or quoted on the Nasdaq Stock Market or the over-the-counter market:


                         (a)  if traded on a securities exchange, the fair
market value shall be deemed to be the average of the closing prices over a ten
(10) trading day period ending three days before the day the current fair market value of the securities is being determined; or


                         (b)  if actively traded over-the-counter, the fair
market value shall be deemed to be the average of the last reported sales prices quoted on the Nasdaq Stock Market (or similar system, including the National Quotation Bureau, Inc. system) over the ten (10) day period ending three days before the day the current fair market value of the securities is being determined; or


                   (ii) If at any time the Common Stock is not listed on any securities exchange or quoted on the Nasdaq Stock Market (or similar system) or the over-the-counter market, the current fair market value of Common Stock shall be determined in good faith by the Board of Directors not taking into account any discount for illiquidity or lack of control.

     2. Shares to the Fully Paid; Reservation of Shares. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed; provided, however, that the
                                                    --------  -------
Company shall not be required to effect a registration under Federal or State securities laws with respect to such exercise. The Company will not take any action which would result in any adjustment of the Stock Purchase Price (as adjusted under Section 3 hereof) if the total number of shares of Common Stock issuable after such action upon exercise of all outstanding warrants, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable upon exercise of all options and upon the conversion of all convertible securities then outstanding, would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.


     3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.


          3.1 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          3.2  Dividends in Common Stock, Other Stock, Property,
Reclassification. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

               (B) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or other or additional stock and other securities and property.

          3.3 Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reorganization or reclassification described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     3.4 Notice of Adjustment. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, and, in case of a Holder with an address or record outside of the United States, by facsimile, and confirmed in writing by first class air mail. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

     3.5  Other Notices.  If at any time:

          (1) the Company shall declare any cash dividend upon its Common Stock;

          (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its

Common Stock;

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (4) there shall be any capital reorganization or reclassification of the capital stock of the company; or consolidation or merger of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least ten (10) days' prior written notice (by the method set forth in Section 3.4 above) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least ten (10) days' prior written notice of the date when the same shall take place; provided, however, that failure to give
                                     --------  -------
such notice or any defects therein shall not affect the validity of the action taken by the Company. Any notice given in accordance with the foregoing clause
(a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or the other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or conversion, as the case may be.

     4. Issue Tax. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to
                 --------  -------
pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. Closing of Books. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. No Voting or Dividend Rights; Limitations of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until and only to the extent that this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors.

     7. Transfer and Exchange. This Warrant and all rights hereunder are transferable, in whole or in part, subject to compliance with applicable state and federal securities laws. If such a proposed transfer is effected, this Warrant is transferable on the books of the Company maintained for such purpose at its principal office referred to above by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable and that when this Warrant shall have been so endorsed, the Holder hereof may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder hereof as the owner for all purposes.

     8. Rights and Obligations Survive Exercise of Warrant. The rights and obligations of the Company, of the Holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant referred to in
Section 7 shall survive the exercise of this Warrant.

     9. Modification and Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10. Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail,

          (a) If to the Holder hereof at its address as shown on the books of the Company

or

          (b) If to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as the Company may specify by written notice to the Holder hereof and each notice, request, consent and other communication shall for all purposes of this Warrant be treated as being effective or having been given when delivered, if delivered personally, by e-mail with confirmation of receipt, by facsimile with confirmation of receipt or by overnight courier or, if sent by mail, at the earlier of its actual receipt or three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

     11. Binding Effect. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

     12. Headings. The headings of the Sections and paragraphs of this Warrant are inserted for convenience and reference only and do not constitute a part of this Warrant.

     13. Lost Warrants. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

     15. Choice of Law. It is the intention of the Company and the Holder hereof that the internal substantive laws, and not the laws of conflicts, of the State of New York shall govern the enforceability and validity of this Warrant, the construction of its terms and the interpretation of the rights and duties of the Company and the Holder hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of July 2001.


                                           TELEHUBLINK CORPORATION
                                           a Delaware corporation



                                           By: _________________________________

                                           Title: ______________________________

                                           ATTEST:



                                           _____________________________________
                                           Secretary

                                   EXHIBIT A

                               SUBSCRIPTION FORM



                                                              Date: ____________



Ladies and Gentlemen:

[_] The undersigned hereby elects to exercise the warrant issued to it by TeleHubLink Corporation (the "Company") and dated _______________ _____, 2001, Warrant No._____ (the "Warrant") and to purchase thereunder ______________ shares of the Common Stock of the Company (the "Shares") at a purchase price of ________________________________________________
     Dollars ($______) per Share or an aggregate purchase price of __________________________________________________ Dollars ($_____________)
     (the "Purchase Price").


[_] The undersigned hereby elects to exercise ___________________________ percent (____%) of the value of the Warrant pursuant to the provisions of
     Section 1.2 of the Warrant.



     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Exhibit B of the Warrant.


                                        Very truly yours,



                                 By:    ________________________



                                 Title: ________________________

                                   EXHIBIT B



THIS AGREEMENT MUST BE COMPLETED, SIGNED AND RETURNED TO TELEHUBLINK CORPORATION, ALONG WITH THE SUBSCRIPTION FORM BEFORE THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT CERTIFICATE DATED JULY 6, 2001 WILL BE ISSUED.


                         ____________________________


TeleHubLink Corporation
One Technology Drive
Suite 135
Andover, MA  01810

Attention: President

     The undersigned, RNH Holding Ltd. ("Purchaser"), intends to acquire up to ___________________________ shares of the Common Stock (the "Common Stock") of TeleHubLink Corporation (the "Company") from the Company pursuant to the exercise of a certain Warrant to purchase Common Stock held by Purchaser. The Common Stock will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act") and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

     Purchaser is acquiring the Common Stock for its own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Common Stock in violation of the 1933 Act or the General Rules and Regulations promulgated thereunder by the Securities and Exchange Commission (the "SEC") or in violation of any applicable state securities law.

     Purchaser has been advised that the Common Stock has not been registered for initial issuance under the 1933 Act or state securities laws on the ground that this transaction is exempt from registration, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter.

     Purchaser has been informed that under the 1933 Act, the Common Stock must be held indefinitely unless it is subsequently registered under the 1933 Act or unless an exemption from such registration (such as Rule 144) is available with respect to any proposed transfer or disposition by Purchaser of the Common Stock. Purchaser further agrees that the Company may refuse to permit Purchaser to sell, transfer or dispose of the Common Stock (except as permitted under Rule
144) unless there is in effect a registration statement under the 1933 Act and any applicable state securities laws covering such transfer, or unless Purchaser furnishes an opinion of counsel reasonably satisfactory to counsel for the Company, to the effect that such registration is not required.

     Purchaser also understands and agrees that there will be placed on the certificate(s) for the Common Stock, or any substitutions therefor, a legend stating in substance:

"These securities have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws. These securities may not be sold or transferred in the absence of such registration or unless the request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company stating that such transfer is exempt therefrom under such Act and under any applicable state securities laws."

     Purchaser has carefully read this letter and has discussed its requirements and other applicable limitations upon Purchaser's resale of the Common Stock with Purchaser's counsel.



                               Very truly yours,


                               RNH HOLDING LTD.

                               By:    ______________________________



                               Title: ______________________________

                                       3